Exhibit 10(xiii)

                                 MONROE BANCORP
                   DIRECTORS' 2005 DEFERRED COMPENSATION PLAN
                             PARTICIPATION AGREEMENT


         This Agreement made this ____day of ______________, ________ (the "Effective Date"), by and between Monroe Bancorp (the "Company") and _________________________________ (the "Participant"):

                                   WITNESSETH
         WHEREAS, the Participant has been designated by the Company as eligible to participate in the Monroe Bancorp Directors' 2005 Deferred Compensation Plan (the "Plan"); and

         WHEREAS, the Participant desires to participate in the Plan;

         NOW, THEREFORE, the Company and the Participant hereby agree as follows:

1. The Participant hereby elects to defer the receipt of the following portion of his or her Compensation (as defined in Section 3.1 of the Plan) which he or she would otherwise receive on account of services rendered to the Company as a director:

                                (SELECT ONLY ONE)

                  _____        Percent (_______%) of my Compensation

                  _____        Dollars ($________) of my Compensation

The foregoing elections will apply for Compensation payable for the first Plan Year beginning after the Effective Date and for each Plan Year thereafter.

The election may be amended prospectively by the Participant by delivering a new Participation Agreement to the Cashier of the Bank. However, a new election will not be effective unless delivered prior to the commencement of the Plan Year for which it is to apply.

         2. The Participant understands that his or her Plan benefit will normally be paid as soon as practicable following the date the Participant terminates service as a director of the Company. However, the Participant understands that by checking the line below and by filling in a date, the payment or commencement of payment of his or her Plan benefit may be delayed.

                  _____ I hereby elect to delay the payment of my benefit until _______________, if this date is later than the date I cease to be a director of the Company. (Fill in a specific date at least two years from the Effective Date.)

This election may be changed, but only as provided in Section 4.1 of the Plan. Notwithstanding the foregoing election, payment will be made or will commence as soon as practicable following the Participant's ceasing to be a director due to death or Disability.


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         3. In the event of the Participant's death before receipt of all benefits payable to him or her under the Plan, any remaining benefits will be paid to:

         Primary Beneficiary(s):
         -----------------------
         Name                                Relationship           Percentage

         _______________________________     ______________         ___________

         Contingent Beneficiary(s)
         Name                                Relationship           Percentage

         _______________________________     ______________         ___________

         _______________________________     ______________         ___________

         _______________________________     ______________         ___________

         If more than one beneficiary is designated to receive payments, all amounts due under the Plan will be paid in the percentages indicated, per stirpes, to such beneficiaries. If the Participant wishes to make a beneficiary designation other than as allowed by this section, the Participant should attach an addendum to this Participation Agreement which clearly indicates the person(s), trust(s) or the estate which is to receive death benefits under the Plan and the percentage which is to be paid to each.

         In the event that no beneficiary is designated or all designated beneficiary or beneficiaries predecease the Participant, such amount will be paid as provided in the Plan.

         4. Payment of all amounts to the Participant under the Plan will be made as elected below:

                                                 (SELECT ONLY ONE)
         ______       (a)      In a single sum.

         ______       (b)      In substantially equal installments over a period
                               of ___ years (not to exceed 20 years).

                               _______ Quarterly
                               _______ Semi-annually
                               _______ Annually

         ______       (c)      ______% in a single sum with the remainder paid
                               in substantially equal installments over a period of _____ years (not to exceed 20 years).

                               _______ Quarterly
                               _______ Semi-annually
                               _______ Annually

This election may be changed, but only as provided in Section 4.3 of the Plan.

         5. If the Participant dies before receiving any payment from the Plan, payment of all amounts to the beneficiary(s) will be made as elected below:

                                                 (SELECT ONLY ONE)
         _______      (a)      In a single sum.

         _______      (b)      In substantially equal installments over a period
                               of ______ years (not to exceed 20 years).

                               _______ Quarterly
                               _______ Semi-annually
                               _______ Annually

         _______      (c)      ______% in a single sum with the remainder paid
                               in substantially equal installments over a period of _____ years (not to exceed 20 years).

                               _______ Quarterly
                               _______ Semi-annually
                               _______ Annually

         6. If the Participant dies after payments from the Plan have begun, payment of any remaining amounts to the beneficiary(s) will be made as elected below:

                                                 (SELECT ONLY ONE)
         _______      (a)      Continue installment payments in the same manner
                               as paid to Participant.

         _______      (b)      In a single sum.

         7. This Agreement will be subject to and governed by all terms and provisions of the Plan, including the terms defined therein, and the Plan is hereby incorporated by reference and made a part hereof.

         8. Nothing in this Agreement will obligate the Company to retain the Participant in his or her capacity as a director of the Company.

         9. This Agreement may not be modified or amended except by an agreement in writing signed by both parties prior to the Plan Year to which such modification or amendment relates. This Agreement is binding upon the heirs, administrators, executors and assigns of the Participant and the successors and assigns of the Company. Provided, however, the requirements of this Paragraph will not affect the Participant's right to amend this Agreement, concerning the form and time of payment, pursuant to the applicable provisions of the Plan, so long as such amendment is delivered to the Cashier of the Bank as provided in Paragraph 1.

         10. The Participant will not have any right to assign, pledge, hypothecate, anticipate or in any way create a lien upon any amounts payable under the Plan. No amounts payable under the Plan will be subject to assignment or transfer or otherwise be alienable, either by voluntary or involuntary act or by operation of law, or subject to attachment, execution, garnishment, sequestration or other seizure under legal, equitable or other process, or be liable in any way for the debts or defaults of the Participant and his or her beneficiaries. No loan will be made by the Company to the Participant of any amounts payable to him or her under the Plan.

         11. The Participant acknowledges that he or she has read and received a copy of the Plan.

         12. Elections under Paragraphs 2, 4, 5 and 6 shall be effective for the Plan Year with respect to which the Agreement is executed and for all Compensation deferred, and earnings thereon, in prior years of participation in the Plan, subject to the restrictions of the Plan. For such purpose, such election will constitute an amendment of all prior elections.

         IN WITNESS WHEREOF, the parties hereunto have executed this Agreement on the day and year first above written.

                                   PARTICIPANT

                                   ___________________________________________


                                   MONROE BANCORP


                                   By:
                                          ____________________________________

                                   Title:
                                          ____________________________________